                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                              ----------------


                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) January 21, 1999


                           SEARS, ROEBUCK AND CO.

             (Exact name of registrant as specified in charter)



   New York                           1-416                       36-1750680
(State or Other              (Commission File Number)           (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)


3333 Beverly Road, Hoffman Estates, Illinois                        60179
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (847) 286-2500

Item 5.  Other Events.

     On January 21, 1999, the Registrant issued its fourth quarter earnings press release attached hereto as Exhibit 99.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     The Exhibit Index on page E-1 is incorporated herein by reference.

                                 SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 SEARS, ROEBUCK AND CO.




Date: January 21, 1999                        By: /s/ ALAN J. LACY
                                                 -----------------------
                                                 ALAN J. LACY
                                                 Chief Financial Officer

                                  EXHIBITS



99.     Sears, Roebuck and Co. press release dated January 21, 1999.









                                     E-1